UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2005

Sovereign Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, Philadelphia, Pennsylvania		19102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215 557 4630

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2005, Sovereign Bancorp, Inc. ("Sovereign") completed the offering and sale of its $200,000,000 Senior Floating Rate Notes due 2009 (the "Floating Rate Notes") and its $300,000,000 4.80% Senior Notes due 2010 (the "Fixed Rate Notes") (the Floating Rate Notes and the Fixed Rate Notes are collectively referred to as the "Notes") in a transaction under Rule 144A and Regulation S of the Securities Act of 1933, as amended. The Notes were issued under the sixth indenture supplement (the "Supplemental Indenture"), dated September 1, 2005, between Sovereign and BNY Midwest Trust Company ("BNY"), as trustee under an indenture, dated as of February 1, 1994, between Sovereign and BNY, as successor to Harris Trust and Savings Bank. The Supplemental Indenture and the forms of Floating Rate Notes and Fixed Rate Notes provide, among other things, that the Notes will be senior unsecured obligations of Sovereign and will rank equally with all of Sovereign’s other senior unsecured debt.

A copy of the Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein. Forms of the Floating Rate Notes and the Fixed Rate Notes are attached as Exhibits 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference herein. The foregoing descriptions of the Supplemental Indenture and the forms of Floating Rate Notes and Fixed Rate Notes are qualified in their entirety by reference to such exhibits.

In connection with the issuance of the Notes, Sovereign entered into an Exchange and Registration Rights Agreement (the "Registration Rights Agreement"), dated September 1, 2005, with Goldman, Sachs & Co., as representative (the "Representative") of the several purchasers named in Schedule I to the Purchase Agreement, dated August 24, 2005, between Sovereign and the Representative. Under the terms of the Registration Rights Agreement, Sovereign agreed for the benefit of the holders of the Notes to file with the Securities and Exchange Commission and cause to become effective a registration statement relating to an offer to exchange the Notes for registered notes having substantially the same terms as the Notes (the "Exchange Offer"). Sovereign agreed to use its best efforts to cause the Exchange Offer to be completed within 225 days after the issuance of the Notes.

A copy of the Registration Rights Agreement is attached as Exhibit 4.5 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to Exhibit 4.5.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

The following exhibits are filed herewith:

4.1 Senior Trust Indenture dated as of February 1, 1994, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), as Trustee. (Incorporated by reference to Exhibit 4.2 to Sovereign Bancorp's Registration Statement No. 33-75472 on Form S-3)

4.2 Sixth Indenture Supplement, dated September 1, 2005, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company, as trustee under an indenture, dated as of February 1, 1994, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company, as successor to Harris Trust and Savings Bank

4.3 Form of Senior Floating Rate Notes due 2009 of Sovereign Bancorp, Inc.

4.4 Form of 4.80% Senior Notes due 2010 of Sovereign Bancorp, Inc.

4.5 Exchange and Registration Rights Agreement, dated September 1, 2005, between Sovereign Bancorp, Inc. and Goldman, Sachs & Co., as representative of the several purchasers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sovereign Bancorp, Inc.

September 1, 2005	By:	/s/ Mark R. McCollom

Name: Mark R. McCollom
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Senior Trust Indenture dated as of February 1, 1994, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), as Trustee. (Incorporated by reference to Exhibit 4.2 to Sovereign Bancorp's Registration Statement No. 33-75472 on Form S-3)
4.2	Sixth Indenture Supplement, dated September 1, 2005, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company, as trustee under an indenture, dated as of February 1, 1994, between Sovereign Bancorp, Inc. and BNY Midwest Trust Company, as successor to Harris Trust and Savings Bank
4.3	Form of Senior Floating Rate Notes due 2009 of Sovereign Bancorp, Inc.
4.4	Form of 4.80% Senior Notes due 2010 of Sovereign Bancorp, Inc.
4.5	Exchange and Registration Rights Agreement, dated September 1, 2005, between Sovereign Bancorp, Inc. and Goldman, Sachs & Co., as representative of the several purchasers